Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

In re: Capital Corp of the West	Case no.: 09-14298-B-11F

MONTHLY REPORT OF OPERATIONS
MONTH ENDING 30-Sep 2009
     Debtor in possession hereby submits its Monthly Report on the Cash Basis of accounting.
CASH BASIS
     Attached hereto are the following schedules:

A. Cash Receipts and Cash Disbursements	X
B. Summary of Receipts & Disbursements to Date	X
C. Balance in Debtor in Possession Account	X
D. Balance in Tax Account	N/A
E. Balance in Citibank DIP Account	X
F. Post Petition Debts	N/A
G. Accounts Receivable Balance	N/A
H. Inventory Balance	N/A
I. Federal and State Taxes	N/A
J. Monthly Operating Statement Questionnaire	X
K. Other Appropriate Schedules	X
NOTES:	Schedules A, B, C, F, I & J MUST be filed.

Attach Schedules D, E, G, H & K if they are maintained in the ordinary course of the business.
(MOR-1:6/90)

SCHEDULE A
CASH RECEIPTS AND DISBURSEMENTS
RECEIPTS

Cash sales	N/A

Rents collected	N/A

Accounts receivable collected	—

Other receipts (describe):
a.

b.

1. TOTAL RECEIPTS		$—

DISBURSEMENTS

Payments to vendors for merchandise	N/A

Net payroll paid	52,981.30

Payroll taxes paid/deposited to tax account:
Employee withholdings	N/A

Employer portion	N/A

Sales taxes paid/deposited to tax account	N/A

Other disbursements (describe):

a. Computer & Internet Costs	$308.39

b. Office Supplies	522.52

c. Travel Expenses	—

d. Public Disclosure Issuance Costs	—

e. Rent Expense	1,280.00

f. Telephone Expense	100.82

g. General Liability Insurance	—

h. U. S Trustee Fees	—

i. Shareholder Registrationh & Maintenance	—

j. Tax Return Preparation	14,720.00

k. Creditor’s Committee Legal Fees	—
l. Director Fees	2,100.00

Miscellaneous (attach listing)

Living allowance or draw	N/A

2. TOTAL DISBURSEMENTS		$72,013.03

3. Receipts OVER or (UNDER) disbursements		$72,013.03

(MOR-l:6/90)

SCHEDULE B
SUMMARY OF CASH TRANSACTIONS
SINCE FILING PETITION

4. Total receipts to date	$—

(Prior month Schedule B line 4 plus current month Schedule A line 1)
5. Total disbursements to date	$—

(Prior month Schedule B line 5 plus current month Schedule A line 2)
6. Net receipts over (under) disbursements	$—

SCHEDULE C — SEE ATTACHED SPREADSHEET
BALANCE IN DEBTOR IN POSSESSION ACCOUNT

Balance at end of last month	$6,908,036.72

Net transactions for this month (Line 3 — Schedule A)	(72,013.03)

Balance at end of this month	$6,836,023.69

SCHEDULE D — SEE ATTACHED SPREADSHEET
BALANCE IN TAX ACCOUNT

Balance at end of last month	$—

Add deposits from general account	—

Subtotal	$—

Deduct payments to taxing agencies

Balance at end of this month	$—

SCHEDULE E — SEE ATTACHED SPREADSHEET
BALANCE IN ____________________ ACCOUNTS

Balance at end of last month	$—

Add deposits from general account	—

Subtotal	$—

Deduct disbursements	—

Balance at end of this month	$—

(MOR-1:6/90)

SCHEDULE F
POST PETITION DEBTS

Balance at end of last month---------- Not Applicable	$—

Add debts incurred this month

Subtotal	$—

Deduct payments made this month on this balance	—
Subtotal	$—

Adjustments (Explain on separate sheet)	—

Balance at end of this month. (Attach listing)	$—

SCHEDULE G
ACCOUNTS RECEIVABLE BALANCE

Balance of receivables at end of last month---------- Not Applicable	$—

Add new receivables for this month	—

Subtotal	$—

Deduct accounts collected (From Schedule A)	—

Subtotal	$—

Adjustments (Explain on separate sheet)	—

Balance at end of this month (Attach listing)	$—

SCHEDULE H
INVENTORY AND COST OF GOODS SOLD

Inventory balance at end of last month---------- Not Applicable	$—

Add merchandise purchase	—

Total inventory available	$—

Adjustments (Explain on separate sheet)	—

Less inventory balance at end of this month	—

Total (Cost of goods sold)	$—

(MOR-1:6/90)

SCHEDULE I
FEDERAL AND STATE TAXES

1. Tax balance at end of last month---------- Not Applicable	$—

PAYROLL TAX LIABILITY THIS MONTH:
Period:      ☐ Weekly      ☐ Biweekly     ☐ Semimonthly      ☐ Monthly
Fed. Employer or S.S. #                                EDD ID#

Withholdings:
Federal income tax	$—

FICA withheld

State income tax

State disability

Employer tax liability:
FICA

Federal unemployment

State unemployment

2. Total payroll taxes due		$—

SALES TAX LIABILITY THIS MONTH:
State Board of Equalization ID#

Sales tax liability	$—

Other (excise, city, business, etc.)

3. Total sales taxes due		$—

SUMMARY OF TAX PAYMENTS MADE THIS MONTH:

Payee	Date Paid	Bank Acct. #	Check #	Amount
$—

4. Total payments made				$—

Tax balance at end of this month (add line 1+2+3 less line 4)				$—

(MOR-1:6/90)

SCHEDULE J
MONTHLY OPERATING STATEMENT QUESTIONNAIRE

	Yes	No	N/A
1. Copies of checkbooks or receipts and disbursements listings attached:
Debtor in possession account (Activated As Of June 5)	☑	☐	☐
Tax account	☐	☐	☑
Other account	☐	☐	☑
2. Listing of unpaid post-petition debts (include unpaid professional fees and interest owed)	☐	☐	☑
3. Have any payments been made to secured creditors or lessors? (If yes — attach listing of payments made)	☐	☑
4. (a) Have any payments been made to officers, shareholders, insiders, relatives or professionals? See Attached Payroll Summaries (If yes — attach listing of payments made)	☑	☐
(b) Were these payments approved by the court?	☑	☐
5. (a) Have any payments been made on prepetition debts? (If yes — attach listing of payments made)	☐	☑
(b) Were these payments approved by the court?
6. Do you carry insurance coverage of any kind?	☑	☐
Attach copies of declaration pages (Data Previously Provided)
Note: If you have previously submitted copies of declaration pages & there have been no changes in coverage initial here (no copies needed)

7. Have U.S. Trustee quarterly fees been paid? (If yes — attach listing of payments made) (If no — attach explanation)	☑	☐
DECLARATION OF DEBTOR
I certify under penalty of perjury that the foregoing is true and correct.

October 13, 2009 Execution Date	/s/ David A. Heaberlin Debtor in Possession (Signature)
I have reviewed the Monthly Report of Operations and, after making reasonable inquiry, believe that the information is true and correct.
/s/ David A. Heaberlin

(Signature of Preparer — Attorney or Accountant)
(MOR-1:6/90)

Capital Corp of the West
09-14298-B-11F

Cash/Bank Account	Beginning Balance			Transfers	Ending Balance
Bank & Acct #	31-Jul-09	Receipts	Disbursements	in (+)/out (-)	31-Aug-09
Citibank DIP Accounts (Active as of June 4, 2009):	$—				$—
Operating A/C # 9951707360	$6,482,597.21	$—	$72,013.03	$—	$6,410,584.18
Federal Tax Refund A/C # 9951707387 (See Note 7 Below)	$50,000.00	$—	$—	$—	$50,000.00
California Tax Refund A/C # 9951707416 (See Note 7 Below)	$100.00	$—	$—	$—	$100.00
Insurance Refund A/C # 9951707424 (See Note 7 Below)	$375,339.51	$—	$—	$—	$375,339.51
	$—				$—

Total	$6,908,036.72	$—	$72,013.03	$—	$6,836,023.69

Notes:

1.	All cash accounts (including petty cash) should be reflected on spreadsheet

2.	Transfers must total zero

3.	Total ending cash on hand must be supported by detailed registers, bank recs, balance sheet, etc.

4.	Net change in cash (receipts less disbursements) must be supported by detailed registers and Schedule A.

5.	Schedules C, D and/or E need not be completed if this spreadsheet is used. Notation should be made on Schedules C, D and/or E to “see attached spreadsheet.”

6.	Beg balance must agree with the prior month’s ending balance or, for the first month only, this amount should agree with the cash on hand as of the filing date.

7.	The Debtor has established segregated bank accounts to hold various funds for which there may be potential competing claims. These accounts (see above analysis) have been established primarily for certain anticipated Federal Income Tax refunds, California State Tax refunds and Insurance refunds. The FDIC has asserted a claim for some or all of these refunds that are ultimately received by the Debtor. The Debtor has previously received a $50,000 Federal Income Tax refund and, in August, received $375,239.51 in Insurance refunds. These August Insurance refunds included $336,988.51 in proceeds related to certain life insurance policies surrendered by County Bank prior to its seizure by the FDIC. These life insurance proceeds were related to certain Supplemental Retirement Plan benefits provided to certain Debtor and County Bank executives under a Rabbi Trust Agreement that provides the assets of the Trust are owned both by the Debtor and County Bank. The remainder of the August Insurance refunds represents $38,251.00 in fire, crime and property insurance refunds on policies previously purchased by the Debtor.

8.	The Debtor has filed Federal and California tax refund requests in the amount of $10.056 milon and and $2.324 million, respectively. The Federal tax refund is currently anticipated to be received in early November while the California tax refunds are currently being subjected to a State of California examination which the Debtor hopes will be completed by December 31, 2009. The above amounts are based on the best information available from the Debtor’s accountants and tax consultants at this time. Given that the Debtor has not yet received these funds and the California refunds are being subjected to audit, the actual recovery on these tax refunds is still uncertain. Moreover, the FDIC has asserted a claim that some or all of these tax refunds are not the property of the Debtor, but instead are the property of the receivership of County Bank. The Debtor disputes this assertion and believes that all or a substantial part of these tax refunds are property of the estate and that any interest that County Bank may have in these tax refunds is owned by the Debtor. Given these uncertainities, these tax refunds have not been included in the Balance Sheet of the Debtor included herein. The Debtor expects to re-evaluate the appropriateness of the inclusion of same upon the actual receipt of these refunds.

4:08 PM
10/07/09
Cash Basis
Capital Corp of the West
Profit & Loss
September 2009

	Sep 09	Aug 09	$ Change
Income
Refunds
Insurance	0.00	375,239.51	-375,239.51

Total Refunds	0.00	375,239.51	-375,239.51

Total Income	0.00	375,239.51	-375,239.51

Expense
Compensation Costs	52,981.30	42,265.27	10,716.03
Computer and Internet Expenses	308.39	306.86	1.53
Director Fees	2,100.00	0.00	2,100.00

Office Supplies	522.52	337.29	185.23
Professional Fees
Creditor’s Committee Legal Fees	0.00	7,356.00	-7,356.00
Tax Return Preparation	14,720.00	42,500.00	-27,780.00

Total Professional Fees	14,720.00	49,856.00	-35,136.00

Public Disclosure Issuance Cost	0.00	1,625.00	-1,625.00
Rent Expense	1,280.00	1,280.00	0.00
Shareholder Registration & Main	0.00	814.00	-814.00
Telephone Expense	100.82	143.95	-43.13
Travel Expense	0.00	440.55	-440.55

Total Expense	72,013.03	97,068.92	-25,055.89

Net Income	-72,013.03	278,170.59	-350,183.62

4:10 PM
10/07/09
Cash Basis
Capital Corp of the West
Profit & Loss Detail
September 2009

Type	Date	Num	Name	Memo	Clr	Split	Original Amount	Paid Amount	Balance
Income									0.00
Expense
Compensation Costs
Check	9/1/2009	0000	Administaff	Week Ende		Opearting Ac	10,698.92	10,698.92	10,698.92
Check	9/9/2009	0000	Administaff	Week Ende		Opearting Ac	10,698.92	10,698.92	21,397.84
Check	9/15/2009	0000	Administaff	Week Ende		Opearting Ac	10,698.92	10,698.92	32,096.76
Check	9/21/2009	0000	Administaff	Week Ende		Opearting Ac	10,698.92	10,698.92	42,795.68
Deposit	9/29/2009			Deposit		Opearting Ac	-513.30	-513.30	42,282.38
Check	9/30/2009	0000	Administaff	Week Ende		Opearting Ac	10,698.92	10,698.92	52,981.30

Total Compensation Costs								52,981.30	52,981.30
Computer and Internet Expenses
Check	9/1/2009	5026	Comcast	September		Opearting Ac	308.39	308.39	308.39

Total Computer and Internet Expenses								308.39	308.39
Director Fees
Check	9/15/2009	5027	Jerry E. Calister	July 7 & Sep		Opearting Ac	500.00	500.00	500.00
Check	9/15/2009	5028	Dorothy L. Bizzini	July 7 & Sep		Opearting Ac	400.00	400.00	900.00
Check	9/15/2009	5029	David X. Bonnar	July 7 & Sep		Opearting Ac	200.00	200.00	1,100.00
Check	9/15/2009	5030	Curtis R. Grant	July 7 & Sep		Opearting Ac	400.00	400.00	1,500.00
Check	9/15/2009	5031	John Fawcett	July 7 & Sep		Opearting Ac	400.00	400.00	1,900.00
Check	9/15/2009	5032	Curtis Riggs	July 7 & Sep		Opearting Ac	200.00	200.00	2,100.00

Total Director Fees								2,100.00	2,100.00
Office Supplies
Check	9/30/2009	5037	David Heaberlin			Opearting Ac	522.52	522.52	522.52

Total Office Supplies								522.52	522.52
Professional Fees
Tax Return Preparation
Check	9/15/2009	5033	Oregon Department	Tax Fees Due		Opearting Ac	80.00	80.00	80.00
Check	9/15/2009	5034	The Stanislaus Allia	Tax Credit V		Opearting Ac	140.00	140.00	220.00
Check	9/21/2009	5036	Perry Smith LLP	California &		Opearting Ac	14,500.00	14,500.00	14,720.00

Total Tax Return Preparation								14,720.00	14,720.00

Total Professional Fees								14,720.00	14,720.00
Rent Expense
Check	9/1/2009	5025	Bear Breek Plaza	VOID: Septe	X	Opearting Ac	0.00	0.00	0.00
Check	9/21/2009	5035	Bear Breek Plaza	September		Opearting Ac	1,280.00	1,280.00	1,280.00

Total Rent Expense								1,280.00	1,280.00
Telephone Expense
Check	9/30/2009	5037	David Heaberlin			Opearting Ac	100.82	100.82	100.82

Total Telephone Expense								100.82	100.82

Total Expense								72,013.03	72,013.03

Net Income								-72,013.03	-72,013.03

Schedule J-Question 1

WebPayroll — Invoice Report	Page 1 of 1

Invoice Report

CAPITAL CORP OF THE WEST (2606900)	Invoice #: 3019976
2801 G ST	Payroll Date: 09/4/2009
MERCED, CA95340-2133	Payroll #: 1
Payroll Contact: DAVID A HEABERLIN	Payroll Type: REGULAR —1
Report Date: 9/1/2009	Period: 08/29/2009 through 09/4/2009

Billing Groups:
No.	Name	No. EEs	Service Fee %	Payroll Gross	Total Cost
0	UNASSIGNED	2	6.99	$10,000.00	$10,698.92

Total Summary:		2		$10,000.00	$10,698.92

Total additional charges or credits:					$0.00
Payroll amount due from client:					$10,698.92

TOTAL amount due from client:					$10,698.92

		Check #	Check #
Employees	Status	Non DD	DD	Prev/Curr	W/C Code	W/C State	Benefits	Service Fee	Payroll Gross
CUPP, RICHARD	DD/EP		0	0/0	8810C	CA	I	11.29%	$2,000.00
HEABERLIN, DAVID	DD/EP		0	0/0	8810C	CA	S	5.92%	$8,000.00

Direct Deposit Gross Pay:									$10,000.00
Check Gross Pay:									$0.00

Non DD	NonDirect Deposit	E	Employee Coverage
DD	Direct Deposit	S	Employee & Spouse Coverage
D	Dental Only	C	Employee & Child Coverage
NH	New Hire	F	Employee & Family Coverage
EP	EPaystub	K	Employee & Children Coverage
C	W/C Cap	W	Coverage Waived
		I	Coverage Not Available
Schedule J - Question 4(a)
Payroll Date - September 4, 2009

WebPayroll — Invoice Report	Page 1 of 1

Invoice Report

CAPITAL CORP OF THE WEST (2606900)	Invoice #: 3022727
2801 G ST	Payroll Date: 09/11/2009
MERCED, CA95340-2133	Payroll #: 1
Payroll Contact: DAVID A HEABERLIN	Payroll Type: REGULAR — 1
Report Date: 9/8/2009	Period: 09/5/2009 through 09/11/2009

Billing Groups:
No.	Name	No. EEs	Service Fee %	Payroll Gross	Total Cost
0	UNASSIGNED	2	6.99	$10,000.00	$10,698.92

Total Summary:		2		$10,000.00	$10,698.92

Total additional charges or credits:					$0.00
Payroll amount due from client:					$10,698.92

TOTAL amount due from client:					$10,698.92

		Check #	Check #
Employees	Status	Non DD	DD	Prev/Curr	W/C Code	W/C State	Benefits	Service Fee	Payroll Gross
CUPP, RICHARD	DD/EP		0	0/0	8810C	CA	I	11.29%	$2,000.00
HEABERLIN, DAVID	DD/EP		0	0/0	8810C	CA	S	5.92%	$8,000.00

Direct Deposit Gross Pay:									$10,000.00
Check Gross Pay:									$0.00

Non DD	Non Direct Deposit	E	Employee Coverage
DD	Direct Deposit	S	Employee & Spouse Coverage
D	Dental Only	C	Employee & Child Coverage
NH	New Hire	F	Employee & Family Coverage
EP	EPaystub	K	Employee & Children Coverage
C	W/C Cap	W	Coverage Waived
		I	Coverage Not Available
Schedule J - Question 4(a)
Payroll Date - September 11, 2009

WebPayroll — Invoice Report	Page 1 of 1

Invoice Report

CAPITAL CORP OF THE WEST (2606900)	Invoice #: 3028738
2801 G ST	Payroll Date: 09/18/2009
MERCED, CA95340-2133	Payroll #: 1
Payroll Contact: DAVID A HEABERLIN	Payroll Type: REGULAR — 1
Report Date: 9/14/2009	Period: 09/12/2009 through 09/18/2009

Billing Groups:
No.	Name	No. EEs	Service Fee %	Payroll Gross	Total Cost
0	UNASSIGNED	2	6.99	$10,000.00	$10,698.92

Total Summary:		2		$10,000.00	$10,698.92

Total additional charges or credits:					$0.00
Payroll amount due from client:					$10,698.92

TOTAL amount due from client:					$10,698.92

		Check #	Check #
Employees	Status	Non DD	DD	Prev/Curr	W/C Code	W/C State	Benefits	Service Fee	Payroll Gross
CUPP, RICHARD	DD/EP		0	0/0	8810C	CA	I	11.29%	$2,000.00
HEABERLIN, DAVID	DD/EP		0	0/0	8810C	CA	S	5.92%	$8,000.00

Direct Deposit Gross Pay:									$10,000.00
Check Gross Pay:									$0.00

Non DD	NonDirect Deposit	E	Employee Coverage
DD	Direct Deposit	S	Employee & Spouse Coverage
D	Dental Only	C	Employee & Child Coverage
NH	New Hire	F	Employee & Family Coverage
EP	EPaystub	K	Employee & Children Coverage
C	W/C Cap	W	Coverage Waived
		I	Coverage Not Available
Schedule J - Question 4(a)
Payroll Date - September 18, 2009

WebPayroll — Invoice Report	Page 1 of 1

Invoice Report

CAPITAL CORP OF THE WEST (2606900)	Invoice #: 3032045
2801 G ST	Payroll Date: 09/25/2009
MERCED, CA95340-2133	Payroll #: 1
Payroll Contact: DAVID A HEABERLIN	Payroll Type: REGULAR — 1
Report Date: 9/21/2009	Period: 09/19/2009 through 09/25/2009

Billing Groups:
No.	Name	No. EEs	Service Fee %	Payroll Gross	Total Cost
0	UNASSIGNED	2	6.99	$10,000.00	$10,698.92

Total Summary:		2		$10,000.00	$10,698.92

Total additional charges or credits:					$0.00
Payroll amount due from client:					$10,698.92

TOTAL amount due from client:					$10,698.92

		Check #	Check #
Employees	Status	Non DD	DD	Prev/Curr	W/C Code	W/C State	Benefits	Service Fee	Payroll Gross
CUPP, RICHARD	DD/EP		0	0/0	8810C	CA	I	11.29%	$2,000.00
HEABERLIN, DAVID	DD/EP		0	0/0	8810C	CA	S	5.92%	$8,000.00

Direct Deposit Gross Pay:									$10,000.00
Check Gross Pay:									$0.00

Non DD	NonDirect Deposit	E	Employee Coverage
DD	Direct Deposit	S	Employee & Spouse Coverage
D	Dental Only	C	Employee & Child Coverage
NH	New Hire	F	Employee & Family Coverage
EP	EPaystub	K	Employee & Children Coverage
C	W/C Cap	W	Coverage Waived
		I	Coverage Not Available
Schedule J - Question 4(a)
Payroll Date - September 25, 2009

WebPayroll — Invoice Report	Page 1 of 1

Invoice Report

CAPITAL CORP OF THE WEST (2606900)	Invoice #: 3037814
2801 G ST	Payroll Date: 10/2/2009
MERCED, CA95340-2133	Payroll #: 1
Payroll Contact: DAVID A HEABERLIN	Payroll Type: REGULAR — 1
Report Date: 9/28/2009	Period: 09/26/2009 through 10/2/2009

Billing Groups:
No.	Name	No. EEs	Service Fee %	Payroll Gross	Total Cost
0	UNASSIGNED	2	6.99	$10,000.00	$10,698.92

Total Summary:		2		$10,000.00	$10,698.92

Total additional charges or credits:					$0.00
Payroll amount due from client:					$10,698.92

TOTAL amount due from client:					$10,698.92

		Check #	Check #
Employees	Status	Non DD	DD	Prev/Curr	W/C Code	W/C State	Benefits	Service Fee	Payroll Gross
CUPP, RICHARD	DD/EP		0	0/0	8810C	CA	I	11.29%	$2,000.00
HEABERLIN, DAVID	DD/EP		0	0/0	8810C	CA	S	5.92%	$8,000.00

Direct Deposit Gross Pay:									$10,000.00
Check Gross Pay:									$0.00

Non DD	NonDirect Deposit	E	Employee Coverage
DD	Direct Deposit	S	Employee & Spouse Coverage
D	Dental Only	C	Employee & Child Coverage
NH	New Hire	F	Employee & Family Coverage
EP	EPaystub	K	Employee & Children Coverage
C	W/C Cap	W	Coverage Waived
		I	Coverage Not Available
Schedule J - Question 4(a)
Payroll Date - September 2, 2009

4:01 PM
10/07/09
Cash Basis
Capital Corp of the West
Balance Sheet
As of September 30, 2009

	Sep 30, 09	Aug 31, 09	$ Change
ASSETS
Current Assets
Checking/Savings
Citibank -Debtor In Possession
CA State Tax Refund Acct	100.00	100.00	0.00
Federal Tax Refund Acct	50,000.00	50,000.00	0.00
Insurance Refund Acct	375,339.51	375,339.51	0.00
Opearting Account	6,410,584.18	6,482,597.21	-72,013.03

Total Citibank -Debtor In Possession	6,836,023.69	6,908,036.72	-72,013.03

Total Checking/Savings	6,836,023.69	6,908,036.72	-72,013.03

Total Current Assets	6,836,023.69	6,908,036.72	-72,013.03

Fixed Assets
Furniture and Equipment
Computers	4,299.75	4,299.75	0.00
Furniture	1,662.38	1,662.38	0.00

Total Furniture and Equipment	5,962.13	5,962.13	0.00

Total Fixed Assets	5,962.13	5,962.13	0.00

TOTAL ASSETS	6,841,985.82	6,913,998.85	-72,013.03

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Other Current Liabilities
Undisputed Claims Received
Bay View — Deferred Purchase
Deferred Puchase Price	1,373,139.48	0.00	1,373,139.48
Interest on Deferral	130,880.88	0.00	130,880.88

Total Bay View — Deferred Purchase	1,504,020.36	0.00	1,504,020.36

Compensation Related Claims	1,879,853.00	0.00	1,879,853.00
County Staturtory Trust I
Interest	751,608.00	0.00	751,608.00
Principal	6,186,000.00	6,186,000.00	0.00

Total County Staturtory Trust I	6,937,608.00	6,186,000.00	751,608.00

County Statutory Trust II
Interest	537,166.00	0.00	537,166.00
Principal	10,310,000.00	10,310,000.00	0.00

Total County Statutory Trust II	10,847,166.00	10,310,000.00	537,166.00

County Statutory Trust III
Interest	744,779.00	0.00	744,779.00
Principal	15,464,000.00	15,464,000.00	0.00

Total County Statutory Trust III	16,208,779.00	15,464,000.00	744,779.00

County Statutory Trust IV
Interest	1,752,346.00	0.00	1,752,346.00
Principal	25,774,000.00	25,774,000.00	0.00

Total County Statutory Trust IV	27,526,346.00	25,774,000.00	1,752,346.00

Creditor Claims	19,167.00	0.00	19,167.00

Total Undisputed Claims Received	64,922,939.36	57,734,000.00	7,188,939.36

Total Other Current Liabilities	64,922,939.36	57,734,000.00	7,188,939.36

Total Current Liabilities	64,922,939.36	57,734,000.00	7,188,939.36

Total Liabilities	64,922,939.36	57,734,000.00	7,188,939.36

Equity
Opening Balance Equity	-64,922,939.36	-57,734,000.00	-7,188,939.36
Net Income	6,841,985.82	6,913,998.85	-72,013.03

Total Equity	-58,080,953.54	-50,820,001.15	-7,260,952.39

TOTAL LIABILITIES & EQUITY	6,841,985.82	6,913,998.85	-72,013.03

1:42 PM
10/07/09
Capital Corp of the West
Reconciliation Detail
Opearting Account, Period Ending 09/30/2009

Type	Date	Num	Name	Clr	Amount	Balance
Beginning Balance						6,110,088.20
Cleared Transactions
Checks and Payments — 19 items
Check	8/28/2009	5022	Bowne of Los Angel	X	-1,625.00	-1,625.00
Check	8/28/2009	5024	David Heaberlin	X	-821.91	-2,446.91
Check	8/28/2009	5023	Computershare	X	-814.00	-3,260.91
Check	9/1/2009	0000	Administaff	X	-10,698.92	-13,959.83
Check	9/1/2009	5026	Comcast	X	-308.39	-14,268.22
Check	9/9/2009	0000	Administaff	X	-10,698.92	-24,967.14
Check	9/15/2009	0000	Administaff	X	-10,698.92	-35,666.06
Check	9/15/2009	5027	Jerry E. Calister	X	-500.00	-36,166.06
Check	9/15/2009	5031	John Fawcett	X	-400.00	-36,566.06
Check	9/15/2009	5030	Curtis R. Grant	X	-400.00	-36,966.06
Check	9/15/2009	5028	Dorothy L. Bizzini	X	-400.00	-37,366.06
Check	9/15/2009	5029	David X. Bonnar	X	-200.00	-37,566.06
Check	9/15/2009	5032	Curtis Riggs	X	-200.00	-37,766.06
Check	9/15/2009	5034	The Stanislaus Allia	X	-140.00	-37,906.06
Check	9/15/2009	5033	Oregon Department	X	-80.00	-37,986.06
Check	9/21/2009	5036	Perry Smith LLP	X	-14,500.00	-52,486.06
Check	9/21/2009	0000	Administaff	X	-10,698.92	-63,184.98
Check	9/21/2009	5035	Bear Breek Plaza	X	-1,280.00	-64,464.98
Check	9/30/2009	0000	Administaff	X	-10,698.92	-75,163.90

Total Checks and Payments					-75,163.90	-75,163.90
Deposits and Credits — 5 items
Deposit	8/31/2009			X	530.41	530.41
Deposit	8/31/2009			X	38,251.00	38,781.41
Deposit	8/31/2009			X	336,988.51	375,769.92
Check	9/1/2009	5025	Bear Breek Plaza	X	0.00	375,769.92
Deposit	9/29/2009			X	513.30	376,283.22

Total Deposits and Credits					376,283.22	376,283.22

Total Cleared Transactions					301,119.32	301,119.32

Cleared Balance					301,119.32	6,411,207.52
Uncleared Transactions
Checks and Payments — 1 item
Check	9/30/2009	5037	David Heaberlin		-623.34	-623.34

Total Checks and Payments					-623.34	-623.34

Total Uncleared Transactions					-623.34	-623.34

Register Balance as of 09/30/2009					300,495.98	6,410,584.18
New Transactions
Checks and Payments — 4 items
Check	10/1/2009	5038	Bear Breek Plaza		-1,280.00	-1,280.00
Check	10/6/2009	5041	Bowne of Los Angel		-2,315.00	-3,595.00
Check	10/6/2009	5040	Comcast		-309.95	-3,904.95
Check	10/6/2009	5039	AT Conference		-201.54	-4,106.49

Total Checks and Payments					-4,106.49	-4,106.49

Total New Transactions					-4,106.49	-4,106.49

Ending Balance					296,389.49	6,406,477.69

DIP Operating Account
September Reconciliation

Citibank Client Services 587	000001/R1/20F000/0
PO Box 769013	014
San Antonio, TX 78245-9013	CITIBANK, N. A.
Account
9951707360
DIP-CAPITAL CORP OF THE WEST-DIP	Statement Period
OPERATING ACCOUNT	Sept. 1 - Sept. 30, 2009
C/O DAVID HEABERLIN	Relationship Manager
2801 G STREET	Gaudino, Bruce
MERCED CA 95340	(212) 559-6055

CitiBusiness® ACCOUNT AS OF SEPTEMBER 30, 2009

Relationship Summary:

Checking	$6,836,647.03

Savings	—

Investments (not FDIC insured)	—

Checking Plus	—

Checking	Balance

CitiBusiness Checking 9951707360	$6,411,207.52
CitiBusiness Checking 9951707387	$50,000.00
CitiBusiness Checking 9951707416	$100.00
CitiBusiness Checking 9951707424	$375,339.51

Total Checking at Citibank	$6,836,647.03

Help protect yourself from online fraud
Delete and do not respond to suspicious official-looking emails requesting your personal security information, and never click on embedded links in emails. Ensure your computer has current anti-virus software. Change online passwords often and at irregular intervals. Keep PINs confidential and never provide online token passwords to anyone. Please review your account statements promptly and call us at 1-877-528-0990 if you find a discrepancy.

SERVICE CHARGE SUMMARY FROM AUGUST 1, 2009 THRU AUGUST 31, 2009

Type of Charge	No./Units	Price/Unit	Amount

CITIBUSINESS CHECKING # 9951707360

Average Daily Collected Balance			$6,523,974.47

DEPOSIT SERVICES
MONTHLY MAINTENANCE FEE	1	20.0000	20.00
CHECKS PAID	7	.2000	1.40

CITIBUSINESS ONLINE
CBOL — OUT. DOMESTIC WIRE TXFR	4	12.5000	50.00

Total Charges for Services			$71.40

CITIBUSINESS CHECKING # 9951707387

Average Daily Collected Balance			$50,000.00

DEPOSIT SERVICES
MONTHLY MAINTENANCE FEE	1	20.0000	20.00

Total Charges for Services			$20.00

DIP-CAPITAL CORP OF THE WEST-DIP	Account 9951707360	Page 2 of 3	000002/R1/20F000/0
OPERATING ACCOUNT	Statement Period — Sept. 1 - Sept, 30, 2009
SERVICE CHARGE SUMMARY FROM AUGUST 1, 2009 THRU AUGUST 31, 2009

Type of Charge	No./Units	Price/Unit	Amount

CITIBUSINESS CHECKING # 9951707416

Average Daily Collected Balance			$80.64

DEPOSIT SERVICES
MONTHLY MAINTENANCE FEE	1	20.0000	20.00

Total Charges for Services			$20.00

CITIBUSINESS CHECKING # 9951707424

Average Daily Collected Balance			$12,185.14

DEPOSIT SERVICES
MONTHLY MAINTENANCE FEE	1	20.0000	20.00

Total Charges for Services			$20.00

Total Non-Interest Bearing Account Charges			$131.40

Average collected balances			$6,586,240.27
Less 10% reserve requirement			$658,624.02
Balances eligible for Earnings Credit			$5,927,616.25

Earnings Credit allowance at 0.50000%			$131.40	[1]
Charges Subject to Earnings Credit			$131.40

Net Service Charge			$0.00
1 — Maximum Earnings Credit cannot exceed monthly fees eligible for offset
CHECKING ACTIVITY

CitiBusiness Checking

9951707360	Beginning Balance:	$6,110,088.20
	Ending Balance:	$6,411,207.52

Date	Description	Debits	Credits	Balance

9/01	DEPOSIT		336,988.51	6,447,076.71
9/01	DEPOSIT		38,251.00	6,485,327.71
9/01	DEPOSIT		530.41	6,485,858.12
9/01	CBUSOL TRANSFER DEBIT	10,698.92		6,475,159.20
	000000 Sep 01 WIRE TO Administaff Companes, Inc.
9/01	CHECK NO: 5022	1,625.00		6,473,534.20
9/03	CHECK NO: 5024	821.91		6,472,712.29
9/04	CHECK NO: 5023	814.00		6,471,898.29
9/09	CBUSOL TRANSFER DEBIT	10,698.92		6,461,199.37
	000000 Sep 09 WIRE TO Administaff Companes, Inc.
9/10	CHECK NO: 5026	308.39		6,460,890.98
9/15	CBUSOL TRANSFER DEBIT	10,698.92		6,450,192.06
	000000 Sep 15 WIRE TO Administaff Companes, Inc.
9/18	CHECK NO: 5027	500.00		6,449,692.06
9/21	CBUSOL TRANSFER DEBIT	10,698.92		6,438,993.14
	000000 Sep 21 WIRE TO Administaff Companes, Inc.
9/21	CHECK NO: 5028	400.00		6,438,593.14
9/21	CHECK NO: 5030	400.00		6,438,193.14
9/21	CHECK NO: 5031	400.00		6,437,793.14
9/23	CHECK NO: 5033	80.00		6,437,713.14
9/24	CHECK NO: 5036	14,500.00		6,423,213.14
9/24	CHECK NO: 5035	1,280.00		6,421,933.14
9/28	CHECK NO: 5034	140.00		6,421,793.14

DIP-CAPITAL CORP OF THE WEST-DIP	Account 9951707360	Page 3 of 3	000003/R1/20F000/0
OPERATING ACCOUNT	Statement Period — Sept. 1 - Sept. 30, 2009
CHECKING ACTIVITY

Date	Description	Debits	Credits	Balance

9/29	DEPOSIT		513.30	6,422,306.44
9/30	CBUSOL TRANSFER DEBIT	10,698.92		6,411,607.52
	WIRE TO Administaff Companes, Inc.
9/30	CHECK NO: 5029	200.00		6,411,407.52
9/30	CHECK NO: 5032	200.00		6,411,207.52
	Total Debits/Credits	75,163.90	376,283.22

Checks Paid
Check	Date	Amount	Check	Date	Amount	Check	Date	Amount	Check	Date	Amount

5022	9/01	1,625.00	5027	9/18	500.00	5031	9/21	400.00	5034	9/28	140.00
5023	9/04	814.00	5028	9/21	400.00	5032	9/30	200.00	5035	9/24	1,280.00
5024	9/03	821.91	5029	9/30	200.00	5033	9/23	80.00	5036	9/24	14,500.00
5026*	9/10	308.39	5030	9/21	400.00

*	Indicates gap in check number sequence Number Checks Paid: 14 Totaling: $21,669.30

CitiBusiness Checking

9951707387	Beginning Balance:	$50,000.00
	Ending Balance:	$50,000.00

CitiBusiness Checking

9951707416	Beginning Balance:	$100.00
	Ending Balance:	$100.00

CitiBusiness Checking

9951707424	Beginning Balance:	$375,339.51
	Ending Balance:	$375,339.51
CUSTOMER SERVICE INFORMATION

IF YOU HAVE QUESTIONS ON:	YOU CAN CALL:	YOU CAN WRITE:

Checking	877-528-0990	Citibank Client Services
	(For Speech and Hearing	P.O. Box 769013
	Impaired Customers Only	San Antonio, TX 78245-9013
TDD: 800-945-0258)
For change in address, call your account officer or visit your branch.